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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

     The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

     The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Date: June 11, 2001

                                        U-C HOLDINGS, L.L.C.

                                        By:  Willis Stein & Partners, L.P.
                                             Its Managing Member

                                        By:  Willis Stein & Partners, L.L.C.
                                             Its General Partner

                                        By:  /s/ DANIEL M. GILL
                                             -----------------------------------
                                             Daniel M. Gill
                                             Its: Managing Director

                                        JOHN R. WILLIS

                                        By:  /s/ DANIEL M. GILL
                                             -----------------------------------
                                             Daniel M. Gill, pursuant to a Power
                                             of Attorney filed with the
                                             Commission

                                        AVY H. STEIN

                                        By:  /s/ DANIEL M. GILL
                                             -----------------------------------
                                             Daniel M. Gill, pursuant to a Power
                                             of Attorney filed with the
                                             Commission

                                        DANIEL H. BLUMENTHAL

                                        By:  /s/ DANIEL M. GILL
                                             -----------------------------------
                                             Daniel M. Gill, pursuant to a Power
                                             of Attorney filed with the
                                             Commission

                                        DANIEL M. GILL

                                             /s/ DANIEL M. GILL
                                        ----------------------------------------